United States
 Securities and Exchange Commission
 Washington, D.C. 20549
 _______________________________

FORM 8-K

 CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):      September 16, 2010

 CytoGenix, Inc.
 (Exact name of registrant as specified in its charter)

 0-26807
(Commission File Number)

Nevada	76-0484097
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1570 Dustin Cade Drive, New Braunfels, Texas	78130
(Address of principal executive offices)	(Zip Code)

(830) 632-5944
Registrant’s telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On September 16, 2010, Cytogenix, Inc ("CYGX.PK") issued a press release regarding its planned conference call to discuss significant positive developments and the forward plan for CYGX.

The conference call will be held on Wednesday, September 22, 2010 at 10:00 A.M. PDT (1:00 P.M. EDT). To listen to the conference call, investors can dial Attendee Dial-in #:(712) 432-1001,  Attendee Access Code: 476439305#,  The conference call will also be archived shortly after on the Cytogenix Inc. website.  Due to the participant limit of 1000 on the Conference call early participation is recommended, should you not be able to join, please visit the Web Site for the recorded Meeting.

 ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2010	CytoGenix, Inc.
By /s/ Lex M. Cowsert Lex M. Cowsert, Chief Executive Officer